Exhibit 10.1

PRIVATE PLACEMENT PURCHASE AGREEMENT

This PRIVATE PLACEMENT PURCHASE AGREEMENT (this “Agreement”) is made as of September 13, 2017, by and between Tremont Mortgage Trust, a Maryland real estate investment trust (the “Trust”), and Tremont Realty Advisors LLC, a Maryland limited liability company (the “Manager”).

WHEREAS, the Trust has filed a registration statement on Form S-11 (File No. 333-219205) (as amended, the “IPO Registration Statement”) under the Securities Act with the Securities and Exchange Commission (the “SEC”) for a proposed initial public offering (the “IPO”) of the Trust’s common shares of beneficial interest, par value $0.01 per share (the “Shares”); and

WHEREAS, the Manager is currently the Trust’s sole shareholder and the Trust desires to issue and sell, and the Manager desires to purchase, concurrent with the consummation of the IPO, upon the terms and conditions set forth in this Agreement, 600,000 Shares (the “Private Placement Shares” and each, a “Private Placement Share”).

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.                                      Sale and Purchase of Private Placement Shares.  Subject to and concurrent with the consummation of the IPO, the Trust shall issue and sell to the Manager and the Manager shall purchase from the Trust, the Private Placement Shares at a purchase price per Private Placement Share equal to the initial public offering price per Share in the IPO.

2.                                      Closing.  The closing of the purchase and sale of the Private Placement Shares hereunder, including payment for and delivery of the Private Placement Shares, will take place at the offices of the Trust or the Trust’s legal counsel concurrently with, and shall be subject to, the completion of the IPO.

3.                                      Representations and Warranties of the Trust.  In connection with the issuance and sale of the Private Placement Shares, the Trust hereby represents and warrants to the Manager the following:

(a)                                 The Trust is a real estate investment trust duly formed, validly existing and in good standing under the Laws of the State of Maryland and the Trust has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b)                                 All action necessary to be taken by the Trust to authorize the execution, delivery and performance of this Agreement has been duly and validly taken and this Agreement has been duly executed and delivered by the Trust. Assuming due execution by the Manager, this Agreement constitutes a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles. The issuance and sale by the Trust of the Private Placement Shares does not conflict with the Trust’s organizational documents or any material contract by which the Trust or its property or assets are bound, or any federal or state Laws or decree, ruling or judgment of any United States or state court applicable to the Trust or its property or assets.

(c)                                  The Private Placement Shares have been duly authorized for issuance and sale, and when issued and delivered by the Trust in accordance with, and payment therefore is made pursuant to, the terms hereof, the Private Placement Shares will be validly issued and fully paid and non-assessable, and free and clear of any pledge, lien, encumbrance, security interest or other claim.

(d)                                 The Trust has a substantive, pre-existing relationship with the Manager and was directly contacted by the Manager or its agents. The Trust (i) did not identify or contact the Manager through the marketing of the IPO and (ii) was not independently contacted by the Manager as a result of the general solicitation by means of the IPO Registration Statement.

4.                                      Representations and Warranties of the Manager.  The Manager hereby represents and warrants to the Trust that:

(a)                                 The Manager is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Maryland. The Manager has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b)                                 All action necessary to be taken by the Manager to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Manager in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Manager. Assuming due execution by the Trust, this Agreement constitutes a valid and binding agreement of the Manager, enforceable against the Manager in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles. The purchase by the Manager of the Private Placement Shares does not conflict with the organizational documents of the Manager or with any material contract by which the Manager or its property or assets are bound, or any Laws or decree, ruling or judgment of any court applicable to the Manager or its property or assets.

(c)                                  The Manager is an “accredited investor,” as defined in Rule 501 of Regulation D under the Securities Act, and is acquiring the Private Placement Shares for its own account, only for investment purposes and not with a view to, or for resale in connection with, any public distribution or public offering thereof within the meaning of the Securities Act. The Manager has had access to such financial and other information concerning the Trust and the Private Placement Shares as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Private Placement Shares, including an opportunity to ask questions of and request information from the Trust.

(d)                                 The Manager understands and acknowledges that (i) the offering of the Private Placement Shares pursuant to this Agreement will not be registered under the Securities Act on the basis that the offering and sale of the Private Placement Shares is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof and exempt from registration pursuant to applicable state securities or blue sky laws and, therefore, the Private Placement Shares will be characterized as “restricted securities” under the Securities Act and such Laws and may not be sold unless the Private Placement Shares are subsequently registered under the Securities Act and qualified under state Law or unless an exemption from such registration and such qualification is available.

(e)                                  The Manager has a substantive, pre-existing relationship with the Trust and was directly contacted by the Trust or the Trust’s agents. The Manager (i) was not identified or contacted through the marketing of the IPO and (ii) did not independently contact the Trust as a result of the general solicitation by means of the IPO Registration Statement.

(f)                                   The Manager (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Private Placement Shares; (ii) is able to bear the economic risk of its investment in the Private Placement Shares; and (iii) has not been offered the Private Placement Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar medium; or broadcast over television or radio; or any seminar or meeting whose attendees have been invited by any such medium.

5.                                      Conditions to Closing.

(a)                                 Conditions to each party’s obligation.  The respective obligation of each party to consummate the closing of the purchase and sale of the Private Placement Shares is subject to the satisfaction or waiver of the following conditions:

(i)                                     No Injunction.  No judgment, injunction, decree or other legal restraint (each, an “Order”) prohibiting the consummation of the Transactions shall have been issued by any Governmental Entity and be continuing in effect, there shall be no pending proceeding commenced by a Governmental Entity seeking an Order that would prohibit the Transactions, and the consummation of the Transactions shall not have been prohibited or rendered illegal under any applicable Law.

(ii)                                  Management Agreement.  Seller and Manager shall have entered into the Management Agreement substantially in the form attached as Exhibit 10.2 to the IPO Registration Statement, with such changes as are acceptable to them.

(b)                                 Condition to the Manager’s obligation.  The obligation of the Manager to consummate the closing of the purchase and sale of the Private Placement Shares is subject to the satisfaction or waiver of the following condition:

(i)                                     The representations and warranties of the Trust contained in Section 3 shall be true and correct in all material respects as of the closing of the purchase and sale of the Private Placement Shares with the same effect as if made at the time of such closing

(except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).

(c)                                  Condition to the Trust’s obligation. The obligation of the Trust to consummate the closing of the purchase and sale of the Private Placement Shares is subject to the satisfaction or waiver of the following condition:

(i)                                     The representations and warranties of the Manager contained in Section 4 shall be true and correct in all material respects as of the closing of the purchase and sale of the Private Placement Shares with the same effect as if made at the time of such closing (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).

6.                                      Registration rights.

(a)                                 Demand Registration.

(i)                                     General Request for Registration.  At any time during the Registration Period, any Shareholder may make a written demand for registration of all or part of the Registrable Securities owned by it.  Any such written demand for a registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof.  The registration so demanded by such Shareholder is referred to herein as a “Demand Registration” and Shareholders making such requests as “Demanding Shareholders.”  If the Trust is eligible to utilize a Registration Statement on Form S-3 to sell securities in a secondary offering on a delayed or continuous basis in accordance with Rule 415 under the Securities Act (a “Shelf Registration”), any Demand Registration made pursuant to this Section 6(a)(i) shall, at the option of Demanding Shareholder(s) holding a majority of the Registrable Securities subject to the Demand Registration, be a demand for a Shelf Registration.  For the avoidance of doubt, if a Shelf Registration is so requested pursuant to this Section 6(a)(i), any reference to a Demand Registration in this Agreement also refers to a Shelf Registration.

(ii)                                  Underwritten Offering.  If Demanding Shareholder(s) holding a majority of the Registrable Securities subject to the Demand Registration so advise the Trust as part of their written demand(s) for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering.  In such case, each Demanding Shareholder shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such underwriting by Shareholders holding a majority of the Registrable Securities subject to the Demand Registration (which Underwriter(s) shall be reasonably acceptable to the Trust), complete and execute any questionnaires, powers of attorney, indemnities, lock-up agreements, securities escrow agreements and other documents reasonably required or which are otherwise customary under the terms of such underwriting agreement and furnish to the Trust such information as the Trust may reasonably request in writing for inclusion in the Registration Statement.

(iii)                               Reduction of Offering.  If the managing Underwriter(s) for a Demand Registration that is to be an underwritten offering advise(s) the Trust and the Demanding Shareholder(s) that the dollar amount or number of Registrable Securities which the

Demanding Shareholder(s) have agreed may be included in the offering exceeds the maximum dollar amount or maximum number of Shares or other securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of Shares or other securities, as applicable, the “Maximum Number of Shares”), then the Trust shall include in such registration: (A) first, the Registrable Securities which the Demanding Shareholder(s) have demanded be included in the Demand Registration; provided, however, if the aggregate number of Registrable Securities as to which Demand Registration has been requested exceeds the Maximum Number of Shares, then the number of Registrable Securities that may be included shall be reduced to the Maximum Number of Shares and the participation in the Demand Registration shall be allocated to Demanding Shareholders pro rata (in accordance with the number of Registrable Securities which each Demanding Shareholder has requested be included in the Demand Registration); (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Shares or other securities for the account of other security holders of the Trust that can be sold without exceeding the Maximum Number of Shares.

(iv)                              Withdrawal.  In the case of a Demand Registration, if a Demanding Shareholder disapproves of the terms of any underwriting or is not entitled to include all of its Registrable Securities in any offering, such Demanding Shareholder may elect to withdraw from such offering no later than the time at which the public offering price and underwriters’ discount are determined with the Underwriter(s) by giving written notice to the Trust and the Underwriter(s) of its request to withdraw.  In such event, if there are no other Shareholders included in the Demand Registration, the Trust need not proceed with the offering.  If the Demanding Shareholder’s withdrawal is based on (A) a material adverse change in circumstances with respect to the Trust and not known to such Demanding Shareholder at the time the Demanding Shareholder makes its written demand for such Demand Registration, (B) the Trust’s failure to comply with its obligations under this Agreement or (C) a reduction pursuant to Section 6(a)(iii) of ten percent (10%) or more of the number of Registrable Securities which such Demanding Shareholder has requested be included in the Demand Registration, such registration shall not count as a Demand Registration for purposes of Section 7(a)(i)(3) or Section 7(a)(i)(5).  If the Demanding Shareholder’s withdrawal is based on the circumstances described in clause (A) or (B) of the preceding sentence, the Trust shall pay or reimburse all expenses otherwise payable or reimbursable by such Demanding Shareholder in connection with such Demand Registration pursuant to Section 7(c) and such registration shall not count as a Demand Registration for purposes of Section 7(a)(i)(3) or Section 7(a)(i)(5).

(b)                                 Piggy-Back Registration.

(i)                                     Piggy-Back Rights.  If, at any time during the Registration Period, the Trust proposes to file a Registration Statement under the Securities Act with respect to an offering of Shares, or securities or other obligations exercisable or exchangeable for, or convertible into, Shares, by the Trust for its own account or for any other shareholder of the Trust for such shareholder’s account, other than a Registration Statement (A) filed in connection with any employee benefit plan, (B) for an exchange offer or offering of securities solely to the Trust’s existing shareholders, (C) for an offering of debt securities convertible into equity securities of the Trust, (D) for a dividend reinvestment plan or (E) filed on Form S-4 (or successor form), then the Trust shall (X) give written notice of such proposed filing to each Shareholder as soon as practicable but in no event less than ten (10) Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, of the offering and (Y) offer to each Shareholder in such notice the opportunity to register the sale of such number of its Registrable Securities as such Shareholder may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”).  If a Shareholder so requests to register the sale of some of its Registrable Securities, the Trust shall cause such Registrable Securities to be included in the Registration Statement and shall use commercially reasonable efforts to cause the managing Underwriter(s) of the proposed underwritten offering to permit the Registrable Securities requested to be included in the Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Trust and other shareholders of the Trust and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.  If the Piggy-Back Registration involves one or more Underwriters, the Shareholder shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Piggy-Back Registration by the Trust, complete and execute any questionnaires, powers of attorney, indemnities, lock-up agreements, securities escrow agreements and other documents reasonably required or which are otherwise customary under the terms of such underwriting agreement and furnish to the Trust such information as the Trust may reasonably request in writing for inclusion in the Registration Statement or such information that is otherwise customary.

(ii)                                  Reduction of Offering.  If the managing Underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Trust and the holders of Registrable Securities that the dollar amount or number of Shares or other securities which the Trust desires to sell, taken together with Shares or other securities, if any, as to which registration has been requested pursuant to written contractual arrangements with Shareholders and other Persons, the Registrable Securities as to which registration has been requested under this Section 6(b)(ii), and the Shares or other securities, if any, as to which registration has been requested pursuant to the written contractual demand or piggy-back registration rights of other shareholders of the Trust, exceeds the Maximum Number of Shares, then the Trust shall include in any such registration:

(1)                                 If the registration is undertaken for the Trust’s account: (x) first, the shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Number of Shares; and (y) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (x), the shares or other securities, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of Shares or other securities which each such Person has actually requested to be included in such registration, regardless of the number of shares or other securities with respect to which such Persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

(2)                                 If the registration is a “demand” registration undertaken at the demand of Persons, other than a Shareholder, pursuant to written contractual arrangements with such Persons, (x) first, the Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Shares; (y) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (x), the Shares or other securities that the Trust desires to sell that can be sold without exceeding the Maximum Number of Shares; and (z) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (x) and (y), the shares or other securities, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights, which other shareholders desire to sell (pro rata in accordance with the number of Shares or other securities which each such Person has actually requested to be included in such registration, regardless of the number of Shares or other securities with respect to which such Persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares.

(iii)                               Withdrawal.  A Shareholder may elect to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Trust of such request to withdraw no later than the time at which the public offering price and underwriters’ discount are determined with the Underwriter(s).  The Trust may also elect to withdraw from a registration at any time no later than the time at which the public offering price and underwriters’ discount are determined with the Underwriter(s).  If a Shareholder’s withdrawal is based on (i) the Trust’s failure to comply with its obligations under this Agreement or (ii) a reduction pursuant to Section 6(b)(ii) of ten percent (10%) or more of the number of Registrable Securities which such Shareholder has requested be included in the Piggy-Back Registration, the Trust shall pay or reimburse all expenses otherwise payable or reimbursable by such Shareholder in connection with such Piggy-Back Registration pursuant to Section 7(c).

7.                                      Registration Procedures.

(a)                                 Filings; Information.  Whenever the Trust is required to effect the registration of any Registrable Securities pursuant to Section 6, the Trust shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

(i)                                     Filing Registration Statement.  The Trust shall, as expeditiously as possible and in any event within thirty (30) days after receipt of a request for a Demand Registration pursuant to Section 6(a), prepare and file with the SEC a Registration Statement on any form for which the Trust then qualifies or which counsel for the Trust shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder and the intended method(s) of distribution thereof, and shall use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 7(a)(iii); provided, however, that:

(1)                                 In the case of demand under Section 6(a) for a Shelf Registration, the Registration Statement shall be on Form S-3;

(2)                                 the Trust shall have the right to defer any Demand Registration and any Piggy-Back Registration for a reasonable period of time if, in the good faith judgment of the Board of Trustees or the officers of the Trust (and the Trust shall furnish to the holders a confirmatory certificate signed by a principal executive officer or principal financial officer of the Trust), it would (A) materially interfere with a significant acquisition, disposition, financing or other transaction involving the Trust, (B) result in the disclosure of material information that the Trust has a bona fide business purpose for preserving as confidential that is not then otherwise required to be disclosed or (C) render the Trust unable to comply with requirements under the Securities Act or the Exchange Act; in such event, (X) if the applicable Registration Statement has become effective, each requesting Shareholder will forthwith discontinue (or cause the discontinuance of) disposition of Registrable Securities until it is advised by the Trust that the use of such Registration Statement may be resumed or (Y) each requesting Shareholder shall be entitled to withdraw its request for the filing of the applicable Registration Statement and, if such request is withdrawn, such request shall not count as one of the permitted requests for registration hereunder and the Trust shall pay all customary costs and expenses in connection with such withdrawn registration; provided, further, however, that the Trust may not exercise the right set forth in this subsection (2) in respect of a request by a Shareholder, for more than one hundred twenty (120) days in any 365 day period in respect of a Demand Registration (including in such one hundred twenty (120) days, any deferral under subsection (4) of this Section 7(a)(i) if the Registration Statement was not timely filed thereunder);

(3)                                 the Trust shall not be obligated to effect any registration of Registrable Securities upon receipt of a written demand for a Demand Registration if the Trust has already completed two (2) Demand Registrations requested by a Shareholder within the past twelve (12) month period;

(4)                                 the Trust shall not then be obligated to effect any registration of Registrable Securities upon receipt of a written demand for a Demand Registration if the Trust shall furnish to Shareholders a certificate signed by a principal executive officer or principal financial officer of the Trust stating that the Trust expects to file, within ninety (90) days of receipt of the written demand for a Demand Registration, a Registration Statement and offer to each Shareholder the opportunity to register its Registrable Securities thereunder in accordance with Section 6(b);

(5)                                 the Trust shall not be obligated to effect any registration of Registrable Securities upon receipt of a written demand for a Demand

Registration from a Shareholder if the Trust has, within the ninety (90) day period preceding the date of the written demand for a Demand Registration, already effected a Demand Registration;

(6)                                 the Trust shall not be obligated to effect any registration of Registrable Securities upon receipt of a written demand for a Demand Registration if all Registrable Securities could be sold within ninety (90) days pursuant to Rule 144 under the Securities Act; and

(7)                                 the Trust shall not be obligated to effect any registration of Registrable Securities upon receipt of a written demand for a Demand Registration if all Registrable Securities are proposed to be offered at an expected aggregate offering price of less than $50.0 million (net of registration expenses set forth in Section 7(c)), provided, that this subsection (7) shall not apply to a Shelf Registration.

(ii)                                  Copies.  If a Shareholder has included Registrable Securities in a registration, the Trust shall, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish to such Shareholder and its counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such Shareholder or counsel for such Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities included in such registration.

(iii)                               Amendments and Supplements.  If a shareholder has included Registrable Securities in a registration, the Trust shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities, and all other securities covered by such Registration Statement, have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the SEC or any Governmental Entity) or such securities have been withdrawn.

(iv)                              Notification.  If a Shareholder has included Registrable Securities in a registration, after the filing of the Registration Statement, the Trust shall promptly, and in no event more than two (2) Business Days after such filing, notify such Shareholder of such filing, and shall further notify such Shareholder promptly and confirm such notification in writing in all events within two (2) Business Days of the occurrence of any of the following:  (A) when such Registration Statement becomes effective; (B) when any post-effective amendment to such Registration Statement becomes effective; (C) the issuance or threatened issuance by the SEC of any stop order (and the Trust shall use reasonable best efforts to prevent the entry of such stop order or to remove it if entered); and (D) any request by the SEC for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to such Shareholder any such supplement or amendment; except that before filing with the SEC a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Trust shall furnish to such Shareholder and to its counsel, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Shareholder and its counsel with a reasonable opportunity to review such documents and comment thereon, and the Trust shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such Shareholder or its counsel shall reasonably object.

(v)                                 State Securities Laws Compliance.  If a Shareholder has included Registrable Securities in a registration, the Trust shall use commercially reasonable efforts to (A) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as Manager (in light of the intended plan of distribution) may request and (B) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other federal or state authorities as may be necessary by virtue of the business and operations of the Trust and do any and all other acts and things that may be necessary or advisable to enable such Shareholder to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Trust shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(v) or subject itself to taxation in any such jurisdiction.

(vi)                              Agreements for Disposition.  If a Shareholder has included Registrable Securities in a registration, (A) the Trust shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and use commercially reasonable efforts to take such other actions as are required in order to expedite or facilitate the disposition of such Registrable Securities and (B) the representations, warranties and covenants of the Trust in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of applicable Shareholders.  For the avoidance of doubt, Shareholder(s) may not require the Trust to accept terms, conditions or provisions in any such agreement which the Trust determines are not reasonably acceptable to the Trust, notwithstanding any agreement to the contrary herein.  No Shareholder shall be required to make any representations or warranties in the underwriting agreement except as reasonably requested by the Underwriters or the Trust and, if applicable, with respect to such Shareholder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Shareholder’s material agreements and organizational documents, and with respect to written information relating to such Shareholder that such Shareholder has furnished in writing expressly for inclusion in such Registration Statement, in each case, as applicable to such Shareholder.  Each Shareholder, however, shall agree to such covenants and indemnification and contribution obligations for selling stockholders as are reasonable and customarily contained in agreements of that type.

(vii)                           Cooperation.  The Trust shall cooperate in any offering of Registrable Securities under this Agreement, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents and participation in meetings with Underwriters, attorneys, accountants and potential investors.  Each Shareholder shall cooperate in the preparation of the Registration Statement and other documents relating to any offering in which it includes securities pursuant to this Agreement.  If a Shareholder has included Registrable Securities in a registration, such Shareholder shall also furnish to the Trust such information regarding itself, the Registrable Securities held by it, and the intended method(s) of disposition of such securities as the Trust and/or its counsel shall reasonably request in order to assure full compliance with applicable provisions of the Securities Act and the Exchange Act in connection with the registration of the Registrable Securities.

(viii)                        Records.  If a Shareholder has included Registrable Securities in a registration, upon reasonable notice and during normal business hours, subject to the Trust receiving any customary confidentiality undertakings or agreements, the Trust shall make available for inspection by such Shareholder, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by a Shareholder or any Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Trust as shall be necessary to enable them to exercise their due diligence responsibility, and shall cause the Trust’s officers, directors and employees to supply all information reasonably requested by such Shareholder in connection with such Registration Statement.

(ix)                              Opinions and Comfort Letters.  If a Shareholder has included Registrable Securities in a registration, the Trust shall use commercially reasonable efforts to furnish to each Shareholder signed counterparts, addressed to such Shareholder, of (A) any opinion of counsel to the Trust delivered to any Underwriter and (B) any comfort letter from the Trust’s independent public accountants delivered to any Underwriter; provided, however, that counsel to the Underwriter shall have exclusive authority to negotiate the terms thereof.  In the event no legal opinion is delivered to any Underwriter, the Trust shall furnish to a Shareholder, at any time that such Shareholder elects to use a Prospectus in connection with an offering of such Shareholder’s Registrable Securities, an opinion of counsel to the Trust to the effect that the Registration Statement containing such Prospectus has been declared effective, that no stop order is in effect and such other matters as Persons holding a majority of the Registrable Securities subject to the registration may reasonably request as would customarily have been addressed in an opinion of counsel to the Trust delivered to an Underwriter.

(x)                                 Earning Statement.  The Trust shall comply with all applicable rules and regulations of the SEC and the Securities Act, and make generally available to its shareholders, as soon as practicable, an earning statement satisfying the provisions of Section 11(a) of the Securities Act, provided that the Trust will be deemed to have complied with this Section 7(a)(x) if the earning statement satisfies the provisions of Rule 158 under the Securities Act.

(xi)                              Listing.  The Trust shall use commercially reasonable efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar shares of the Trust are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to each Shareholder whose Registrable Securities are included in the registration.

(b)                                 Shelf Offering.  In the event that a Registration Statement with respect to a Shelf Registration is effective, each Shareholder may make a written request to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such Registration Statement (a “Shelf Offering”) so long as such Registration Statement remains in effect and to the extent permitted under the Securities Act.  Any written request for a Shelf Offering shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof.  Upon receipt of a written request for a Shelf Offering, the Trust shall, as expeditiously as possible, use its commercially reasonable efforts to facilitate such Shelf Offering.

(c)                                  Registration Expenses.  Except to the extent expressly provided by Section 6(a)(iv) or Section 6(b)(iii) or in connection with a Piggy-Back Registration relating to a registration by the Trust on its own initiative (and not as a result of any other Person’s or entity’s right to cause the Trust to file, cause and effect a registration of the Trust securities) and for the Trust’s own account (in which case the Trust will pay all customary costs and expenses of registration), each Shareholder whose Registrable Securities are included in the registration shall pay, or promptly reimburse the Trust for, its pro rata share of all customary costs and expenses incurred in connection with any Demand Registration effected pursuant to Section 6(a) or Piggy-Back Registration pursuant to Section 6(b), such pro rata share to be in proportion to the number of shares such Shareholder is selling, after giving effect to any reduction pursuant to Section 6(a)(iii) or Section 6(b)(ii), in such Demand or Piggy-Back Registration relative to the total number of shares being sold in the registration, of all customary costs and expenses incurred in connection with such registration, in each case whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) fees imposed by the Financial Industry Regulatory Authority, Inc.; and (v) fees and disbursements of counsel for the Trust and fees and expenses for independent registered public accountants retained by the Trust (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 7(a)(ix)).  The Trust shall have no obligation to pay for the fees and expenses of counsel representing Shareholder(s) in any Demand Registration or Piggy-Back Registration.  The Trust shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by any Shareholder, which underwriting discounts or selling commissions shall be borne solely by such Shareholder.  For the avoidance of doubt, Shareholders shall have no obligation to pay any underwriting discounts or selling commissions attributable to the shares being sold by any other Person.  Additionally, in an underwritten offering, Shareholders, the Trust and any other Person whose Shares or other securities are included in the offering shall bear the expenses of the Underwriter(s) pro rata in proportion to the respective amount of shares each is selling in such offering.  For the avoidance of doubt, Shareholders hall have no obligation to pay, and the Trust shall bear, all internal expenses of the Trust (including, without limitation, all fees, salaries and expenses of its officers, employees and management) incurred in connection with performing or complying with the Trust’s obligations under this Agreement.

(d)                                 Information.  Each Shareholder shall provide such information as may reasonably be requested by the Trust, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any of its Registrable Securities under the Securities Act pursuant to this Agreement and in connection with the Trust’s obligation to comply with federal and applicable state securities Laws.

(e)                                  Shareholder Obligations.  No Shareholder may participate in any underwritten offering pursuant to this Agreement unless such Shareholder (i) agrees to only sell Registrable Securities on the basis reasonably provided in any underwriting agreement and (ii) completes, executes and delivers any and all questionnaires, lock-up agreements, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably or customarily required by or under the terms of any underwriting agreement or as reasonably requested by the Trust.

(f)                                   Lock-Up in an Underwritten Public Offering.  If requested by the Underwriter(s) of a registered underwritten public offering of securities of the Trust, a Shareholder will enter into a lock-up agreement in customary form pursuant to which it shall agree not to offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer, dispose of or hedge, directly or indirectly, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Trust or any securities convertible into or exercisable or exchangeable for Shares or other securities of the Trust (except as part of such registered underwritten public offering or as otherwise permitted by the terms of such lock-up agreement) for a lock-up period that is customary for such an offering.

8.                                      Indemnification.

(a)                                 Indemnification by the Trust.  The Trust shall, to the extent permitted by applicable Law, indemnify and hold harmless each Shareholder, its subsidiaries, each of their respective directors, trustees, officers, employees, representatives and agents in their capacity as such and each Person, if any, who controls a Shareholder within the meaning of the Securities Act or the Exchange Act, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “Shareholder Indemnified Parties”) from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including liabilities for all reasonable attorneys’, accountants’, and experts’ fees and expenses (collectively, “Covered Liabilities”), suffered, directly or indirectly, by any Shareholder Indemnified Party by reason of or arising out of any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement under which the sale of Registrable Securities was registered under the Securities Act (or any amendment thereto), or any Prospectus, preliminary Prospectus, or free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) relating to such Registration Statement, or any amendment thereof or supplement thereto, or by reason of or arising out of the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made), not misleading; provided, however, that (i) the Trust will not be liable in any such case to the extent that any such Covered Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Trust by or on behalf of such Shareholder expressly for use in such document or documents and (ii) the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Covered Liability if such settlement is effected without the consent of the Trust (which consent shall not be unreasonably withheld).  The indemnity in this Section 8(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any Shareholder Indemnified Party.  For the avoidance of doubt, the Trust and its subsidiaries are not “Shareholder Indemnified Parties.”

(b)                                 Indemnification by Shareholders.  Each Shareholder shall, severally and not jointly, to the extent permitted by applicable Law, indemnify and hold harmless the Trust, its subsidiaries each of their respective trustees, directors, officers, employees, representatives and agents, in their capacity as such and each Person, if any, who controls the Trust within the meaning of the Securities Act or the Exchange Act, and the heirs, executors, successors and assigns of any of the foregoing (collectively, the “Trust Indemnified Parties”) from and against any and all Covered Liabilities suffered, directly or indirectly, by any the Trust Indemnified Party by reason of or arising out of any untrue statement or alleged untrue statement or omission or alleged omission contained or incorporated by reference in the Registration Statement under which the sale of Registrable Securities was registered under the Securities Act (or any amendment thereto), or any Prospectus, preliminary Prospectus, or free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) related to such Registration Statement or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished to the Trust by such Shareholder expressly for use therein; provided, however, that (i) the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such Covered Liability if such settlement is effected without the consent of such Shareholder (which consent shall not be unreasonably withheld), and (ii) in no event shall the total amounts payable in indemnity by a Shareholder under this Section 8(b) exceed the net proceeds received by such Shareholder in the registered offering out of which such Covered Liability arises.  The indemnity in this Section 8(b) shall remain in full force and effect regardless of any investigation made by or on behalf of any Trust Indemnified Party.  For the avoidance of doubt, a Shareholder is not a Trust Indemnified Party.

(c)                                  Contribution. If the indemnification provided for in Section 8(a) or Section 8(b) is unavailable, because it is prohibited or restricted by applicable Law, to an indemnified party under either such Section in respect of any Covered Liabilities referred to therein, then in order to provide for just and equitable contribution in such circumstances, each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Covered Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the untrue statement or omission, or alleged untrue statement or omission, which resulted in such Covered Liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Trust and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(c).  For the avoidance of doubt, the amount paid or payable by an indemnified party as a result of the Covered Liabilities referred to in this Section 8(c) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending, settling or satisfying any such Covered Liability. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d)                                 Certain Limitations, Etc.  The amount of any Covered Liabilities for which indemnification is provided under this Agreement shall be net of (i) any amounts actually recovered or recoverable by the indemnified parties under insurance policies and (ii) other amounts actually recovered by the indemnified party from third parties, in the case of (i) and (ii), with respect to such Covered Liabilities.  Any indemnifying party hereunder shall be subrogated to the rights of the indemnified party upon payment in full of the amount of the relevant indemnifiable loss.  An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provision hereof, have any subrogation rights with respect thereto.  If any indemnified party recovers an amount from a third party in respect of an indemnifiable loss for which indemnification is provided in this Agreement after the full amount of such indemnifiable loss has been paid by an indemnifying party or after an indemnifying party has made a partial payment of such indemnifiable loss and the amount received from the third party exceeds the remaining unpaid balance of such indemnifiable loss, then the indemnified party shall promptly remit to the indemnifying party the excess of (x) the sum of the amount theretofore paid by such indemnifying party in respect of such indemnifiable loss plus the amount received from the third party in respect thereof, less (y) the full amount of such Covered Liabilities.

9.                                      Rule 144.  The Trust covenants that it shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Manager may reasonably request, all to the extent required from time to time to enable the Manager to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, or any similar provision thereto, but not Rule 144A.

10.                               Successors and Assigns.  This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.  Except as set forth in this Section 10, this Agreement and the rights, interests and obligations of the parties hereunder may not assigned, transferred or delegated without the written consent of the other party.  This Agreement and the rights, interests and obligations of the Manager hereunder may be assigned, transferred or delegated by the Manager, in whole or in part, (a) to any of its affiliates or (b) to any other Person in conjunction with and only to the extent of any transfer of Registrable Securities to such Person, which Person agrees in a writing delivered to the Trust to be subject to and bound by all interests and obligations set forth in this Agreement, whereupon any such transferee will have all rights, interests and obligations hereunder in addition to the Manager to the extent that the Manager continues to own Shares.

11.                               Amendments.  This Agreement may not be amended, modified or waived, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

12.                               Counterparts; Facsimile.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

13.                               Governing Law.  This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the Laws of the State of Maryland.

14.                               Consent to Jurisdiction and Forum.  The exclusive jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall lie in the Circuit Court for Baltimore City, Maryland (or, if no state court located within the State of Maryland has subject matter jurisdiction, the U.S. District Court for Maryland).  Each of the parties hereby irrevocably and unconditionally agrees to request or consent to the assignment of any such proceeding to the Business and Technology Case Management Program of the Circuit Court for Baltimore City, Maryland. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for itself and in respect of its property with respect to such action.  The parties irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action.  The parties further agree and consent to the service of any process required by any such court by delivery of a copy thereof in accordance with Section 20 and that any such delivery shall constitute valid and lawful service of process against it, without necessity for service by any other means provided by statute or rule of court.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  Notwithstanding anything herein to the contrary, if a demand for arbitration of a Dispute (as defined below) is made pursuant to Section 15, this Section 14 shall not preempt resolution of the Dispute pursuant to Section 15.

15.                               Arbitration.

(a)                                 Procedures for Arbitration of Disputes.  Any disputes, claims or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including any disputes, claims or controversies brought by or on behalf of a party or any holder of equity interests (which, for purposes of this Section 15, shall mean any holder of record or any beneficial owner of equity interests or any former holder of record or beneficial owner of equity interests) of a party, either on his, her or its own behalf, on behalf of a party or on behalf of any series or class of equity interests of a party or holders of equity interests of a party against a party or any of their respective trustees, directors, members, officers, managers, agents or employees, including any disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration agreement or the governing documents of a party, (all of which are referred to as “Disputes”) or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute or Disputes, be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “AAA”) then in effect, except as those Rules may be modified in this Section 15.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against the trustees, directors, officers or managers of a party and class actions by a holder of equity interests against those individuals or entities and a party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 15, the term “equity interest” shall mean (i) in respect of the Trust, shares of beneficial interest of the Trust, (ii) shares of “membership interests” in an entity that is a limited liability company, (iii) general partnership interests in an entity that is a partnership, (iv) shares of capital stock of an entity that is a corporation and (v) similar equity ownership interests in other entities.

(b)                                 Arbitrators.  There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one (1) arbitrator within fifteen (15) days after receipt by respondent of a copy of the demand for arbitration.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one (1) arbitrator within fifteen (15) days after receipt of the demand for arbitration. The arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail(s) to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date AAA provides the list to select one (1) of the three (3) arbitrators proposed by AAA.  If the party (or parties) fail(s) to select the second (2nd) arbitrator by that time, the party (or parties) who have appointed the first (1st) arbitrator shall then have ten (10) days to select one (1) of the three (3) arbitrators proposed by AAA to be the second (2nd) arbitrator; and, if he/they should fail to select the second (2nd) arbitrator by such time, AAA shall select, within fifteen (15) days thereafter, one (1) of the three (3) arbitrators it had proposed as the second (2nd) arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third (3rd) and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second (2nd) arbitrator.  If the third (3rd) arbitrator has not been appointed within the time limit specified herein, then AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  Place of Arbitration.  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 Discovery.  There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.  For the avoidance of doubt, it is intended that there shall be no depositions and no other discovery other than limited documentary discovery as described in the preceding sentence.

(e)                                  Awards.  In rendering an award or decision (an “Award”), the arbitrators shall be required to follow the Laws of the State of Maryland without regard to principles of conflicts of law.  Any arbitration proceedings or Award and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  An Award shall be in writing and shall state the findings of fact and conclusions of law on which it is based.  Any monetary Award shall be made and payable in dollars free of any tax, deduction or offset.  Subject to Section 15(g), each party against which an Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of such Award or such other date as such Award may provide.

(f)                                   Costs and Expenses.  Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties thereto, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an Award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s Award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third (3rd) appointed arbitrator.

(g)                                  Appeals.  Notwithstanding any language to the contrary in this Agreement, an Award, including but not limited to any interim Award, may be appealed pursuant to the AAA’s Optional Appellate Arbitration Rules (the “Appellate Rules”).  An Award shall not be considered final until after the time for filing the notice of appeal pursuant to the Appellate Rules has expired.  Appeals must be initiated within thirty (30) days of receipt of an Award by filing a notice of appeal with any AAA office. Following the appeal process, the decision rendered by the appeal tribunal may be entered in any court having jurisdiction thereof.  For the avoidance of doubt, and despite any contrary provision of the Appellate Rules, Section 15(f) shall apply to any appeal pursuant to this Section 15(g) and the appeal tribunal shall not render an Award that would include shifting of any costs or expenses (including attorneys’ fees) of any party.

(h)                                 Final and Binding.  Following the expiration of the time for filing the notice of appeal, or the conclusion of the appeal process set forth in Section 15(g), an Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between those parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon an Award may be entered in any court having jurisdiction.  To the maximum extent permitted by Law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any Award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

16.                               Third Party Beneficiaries.  Except as otherwise provided in Sections 6, 8 and 15, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

17.                               Survival.  The representations and warranties made by the parties herein (a) are made solely as of the date hereof and (b) shall survive the closing of the purchase and sale of the Private Placement Shares until, and shall terminate on, the date that is eighteen (18) months after such closing.  Each covenant and agreement made by the parties herein that by its terms contemplates performance after the closing of the purchase and sale of the Private Placement Shares shall survive such closing and remain in full force and effect in accordance with its terms.

18.                               Legends.  Each certificate, if any, evidencing the Private Placement Shares shall, in addition to any legend required by applicable Law, be endorsed with the following legend or a substantially similar legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and are “restricted securities” as defined in Rule 144 promulgated under the Securities Act. The securities may not be sold or offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement for the shares under the Securities Act of 1933, as amended, or (ii) pursuant to an opinion of counsel, satisfactory to the Trust, that such registration or compliance is not required as to said sale, offer, or distribution. The securities represented by this certificate are subject to the terms and conditions of the Private Placement Purchase Agreement, dated as of September 13, 2017, by and between Tremont Mortgage Trust and Tremont Realty Advisors LLC.”

19.                               Severability.  In case any provision of this Agreement shall be found by a court of law to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

20.                               Notices.  Any notice, report or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, (a) upon confirmation of receipt when transmitted by facsimile transmission, (b) on the next Business Day if transmitted by a nationally recognized overnight courier or (c) on the third (3rd) Business Day following mailing by first class mail, postage prepaid, in each case as follows (or at such other United States address or facsimile number for a party as shall be specified by like notice):

If to the Trust:

Tremont Mortgage Trust
Two Newton Place
255 Washington Street
Newton, Massachusetts 02458
Attn:  Secretary
Facsimile:  (617) 454-3645

If to the Manager:

Tremont Realty Advisors LLC
Two Newton Place
255 Washington Street
Newton, Massachusetts 02458
Attn:  President
Facsimile:  (617) 928-1305

21.                               Definitions.  As used in this Agreement, the following terms shall have the following meanings:

(a)                                 “Business Day” means a day, other than Saturday, Sunday or other day on which banks located in Boston, Massachusetts or Baltimore, Maryland are authorized or required by Law to close.

(b)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

(c)                                  “Governmental Entity” means (i) the United States of America, (ii) any other sovereign nation, (iii) any state, province, district, territory or other political subdivision of (i) or (ii) of this definition, including any county, municipal or other local subdivision of the foregoing, or (iv) any entity exercising executive, legislative, judicial, regulatory or administrative functions of government on behalf of (i), (ii) or (iii) of this definition.

(d)                                 “Law” means any law, statute, ordinance, rule, regulation, directive, code or Order enacted, issued, promulgated, enforced or entered by any Governmental Entity.

(e)                                  “Permitted Transferee” means a Person to which the Manager has transferred Registrable Securities in a transaction exempt from registration and not in violation of any lock-up or similar restrictions to which such Registrable Securities are subject, provided such Person agrees in a writing delivered to the Trust to be subject to and bound by all interests and obligations set forth in this Agreement.

(f)                                   “Person” means an individual or any corporation, general or limited partnership, limited liability company, trust, unincorporated organization, association, joint venture, joint stock company or any other organization or entity, whether or not a legal entity.

(g)                                  “Proceeding” means any suit, action, proceeding, arbitration, mediation, audit, hearing, inquiry or, to the knowledge of the Person in question, investigation (in each case, whether civil, criminal, administrative, investigative, formal or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity.

(h)                                 “Prospectus” means a prospectus relating to a Registration Statement, as amended or supplemented, including all materials incorporated by reference in such Prospectus.

(i)                                     “register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement or similar document under the Securities Act and such Registration Statement becoming effective.

(j)                                    “Registrable Securities” mean all of the Shares owned by the Manager and its successors and Permitted Transferees (including any shares of beneficial interest issued in respect thereof as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization); provided, however, that such Shares shall cease to be Registrable Securities hereunder, as of any date, when: (i) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such Registrable Securities shall have been otherwise transferred pursuant to Rule 144 under the Securities Act (or any similar provisions thereunder, but not Rule 144A) and new certificates (or notations in book-entry form) for them not bearing a legend restricting further transfer shall have been delivered by the Trust or its transfer agent and subsequent public distribution of them shall not require registration under the Securities Act; (iii) such Registrable Securities are saleable immediately in their entirety without condition or limitation pursuant to Rule 144 under the Securities Act; or (iv) such Registrable Securities shall have ceased to be outstanding.

(k)                                 “Registration Period” means the period, beginning on the earlier of January 1, 2021 and the termination of the Management Agreement, and ending on the date and time at which the Manager (including its successors and permitted assigns) no longer holds any Registrable Securities.

(l)                                     “Registration Statement” means any registration statement filed by the Trust with the SEC in compliance with the Securities Act for a public offering and sale of Shares (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity), as amended or supplemented, including all materials incorporated by reference in such registration statement.

(m)                             “Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

(n)                                 “Shareholder” means the Manager for so long as the Manager owns any Registrable Securities, and any Permitted Transferee.

(o)                                 “Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering.

22.                               Construction.  Unless the context otherwise requires, as used in this Agreement:  (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) references to “written,” “in writing” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (e) words of one gender shall be construed to apply to each gender; (f) all pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require; (g) “Articles” and “Sections,” refer to Articles and Sections of this Agreement unless otherwise specified; (h) “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (i) “dollars” and “$” mean United States Dollars; and (j) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.”

23.                               Waivers and Amendments.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.  No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver of the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.  The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at Law or in equity.

24.                               Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that, in addition to any other applicable remedies at Law or equity, the parties shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

25.                               Further Assurances.  At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

26.                               Entire Agreement.  This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge, and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TREMONT MORTGAGE TRUST,
a Maryland real estate investment trust

By:	/s/ Jennifer B. Clark
	Name:	Jennifer B. Clark
	Title:	Secretary

TREMONT REALTY ADVISORS LLC,
a Maryland limited liability company

By:	/s/ Adam D. Portnoy
	Name:	Adam D. Portnoy
	Title:	President and Chief Executive Officer

[Signature Page to Private Placement Purchase Agreement]